Exhibit 10.21

                              OFFICE BUILDING LEASE


J & C Associates I, a Delaware LLC, hereinafter called Landlord, hereby leases unto Americomusa, Inc., a Delaware corporation, hereinafter called Tenant on this 12th day of August, 1999, those certain premises known as Office No. 206 situated on the 2nd floor of that certain building known as the Fox Hills Garden Offices, 5855 Green Valley Circle, Culver City, CA 90230 the premises being leased to Tenant being outlined in red on the floor plan attached hereto, made a part hereof and marked Exhibit "A".

The said premises shall be used as general offices and for no other business or purpose, without the prior written consent of Landlord.

The Premises shall be provided in accordance with Exhibit "B" attached hereto and made a part hereof.

1. TERM. Landlord leases the Premises to Tenant, and Tenant hires and takes the same from Landlord for a term of four (4) years commencing on the earlier date to occur of (a) the completion of construction of the Premises by Landlord pursuant to Exhibit "B", or (b) the day Tenant opens for business in the Premises. Term to commence September 1, 1999.

         Landlord and Tenant hereby agree that in the event the demised premises are not completed and possession delivered to Tenant on or before (not applicable), then and in that event this Lease shall be deemed null and void, have no further force or effect, and any security deposit made herewith shall be promptly returned to the Tenant.

2. RENT. Tenant shall pay to Landlord, at Landlord's office in the building or to such person or at such other place as Landlord may from time to time designate, as rental for the Premises, without offset or deduction and in lawful money of the United States, the sum of ($55,201.44) Fifty-Five Thousand Two Hundred One and 44/100 dollars ($4,600.12 per month) per annum, payable in equal monthly installments in advance on or before the first day of each successive calendar month during the term hereof. Rent for a partial month shall be prorated on the basis of a thirty (30) day month and paid at the commencement of such partial month. Landlord acknowledges receipt from Tenant of rent for the first full month of the term of this lease. The rental for which provision is hereinabove made shall be adjusted as of January 1 of each year during the term of this lease to reflect any change in the cost of living. Adjustments shall be calculated on the basis of the Los Angeles-Long Beach Metropolitan Area All Items Consumer Price Index (the "Index") 1982-100 Standard Reference Base, published by the Bureau of Labor Statistics by the United States Department of Labor. Such adjustment shall be made by multiplying the rental for which provision is hereinabove made by a fraction, the numerator of which is the Index as of the December immediately preceding such January 1 and the denominator of which is the Index for the month the term of this lease commences. If the Index for any December shall not be published, the official index published by the Bureau of Labor Statistics (or any successor agency) which is most nearly equivalent to the Index shall be substituted.

3. SECURITY DEPOSIT. Tenant has paid to Landlord upon execution of this lease the sum of ($4,600.00) Four Thousand Six Hundred and 00/100 dollars as security for the

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performance  of  Tenant's  obligations  hereunder.  In the event of  default  by
Tenant, Landlord at its option may apply such part of the deposit as may be necessary to cure the default, and if Landlord does so, Tenant shall upon demand redeposit with Landlord an amount equal to that so applied so that Landlord will have the full security deposit on hand at all times during the term of this lease. Upon the termination of this Lease (provided Tenant is not in default hereunder) Landlord shall refund to Tenant any then remaining balance of the deposit without liability whatsoever for payment of interest on any monies deposited or redeposited by Tenant pursuant to this Article.

4. UTILITIES AND SERVICES. Landlord agrees to furnish reasonable amounts of heat, air conditioning, water, normal electrical service, (Landlord reserves the right to separately meter electrical service and Tenant agrees to pay monthly charges) elevator service and janitorial service (five days a week) to the Premises during the hours that the Building is open as provided by Exhibit "C". Landlord shall not be liable for any injury, damage, inconvenience or otherwise which may arise or result should the furnishing of any such services be interrupted or prevented by fire, accident, strike, riot, Act of God, the making of necessary repairs or improvements, or any other cause beyond the reasonable control or prevention of Landlord, nor shall the rent payable by Tenant hereunder abate. Wherever heat generating machines or equipment are used by Tenant in the prmises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

5. MAINTENANCE, REPAIR AND ALTERATIONS. Tenant shall at its expense keep in good order, condition and state of repair all portions of the Premises, with the exception of the structural portions thereof which shall be the responsibility of Landlord. Tenant shall reimburse Landlord on demand for the cost of repairing any damage to the Premises or the Building caused by Tenant or its employees, agents or invitees. In the event Tenant fails to comply with the requirements of this Section, Landlord may effect such maintenance and repair and the cost thereof with interest at 10% per annum shall be immediately payable to Landlord as additional rent.

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Tenant shall not make any alterations, additions or improvements to the Premises or any part thereof without first obtaining Landlord's prior written consent. Landlord may make any repairs, alterations or improvements which Landlord may deem necessary for the preservation, safety or improvement of the Premises or the Building. All alterations, additions and improvements made by Tenant shall become the property of Landlord upon the making thereof and shall be surrendered to Landlord upon the expiration of this lease or, at Landlord's election, shall be removed (with all damage caused by such removal being repaired) by Tenant at its sole cost and expense and with all due diligence.

6. ACCESS. Landlord and its agents shall have the right to enter into and upon the Premises at all reasonable times for the purpose of inspecting, cleaning, repairing, altering or improving the Premises or the Building. Landlord shall have the right to show the premises to prospective Tenants during the ninety
(90) day period prior to the expiration of the term of this Lease and shall have the right at all reasonable times to show the Premises to prospective Purchasers of and lenders upon the Building.

7. DAMAGE OR DESTRUCTION. In the event of a partial destruction of the said premises during the said term, from any cause, Landlord shall forthwith repair the same, provided such repairs can be made within sixty (60) days under the laws and regulations of State, County or Municipal authorities, but such partial destruction shall in no wise annul or void this Lease, except that Tenant shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in the said premises. If such repairs cannot be made in sixty (60) days, Landlord may, at his option, make same within a reasonable time, this Lease continuing in force and effect and the rent to be proportionately rebated as aforesaid in this article provided. In the event that Landlord does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Tenant. In the event that the building in which the demised premises may be situated be destroyed to the extent of not less than thirty-three and one third (33-1/3%) percent of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the demised premises be injured or not. A total destruction of the building in which the said premises may be situated shall terminate this Lease.

8. CONDEMNATION. In the event the premises, or any part thereof, shall be taken by any exercise of the right of eminent domain or by action of any public or other authority during this Lease or any extension thereof, then this Lease shall terminate at the election of the Landlord, and if the Landlord shall not so elect to terminate this Lease then the rental shall be proportionately adjusted. The Landlord reserves all rights to damages to said premises and the leasehold hereby created, hereafter accruing by reason of any exercise of the right of eminent domain, or by reason of anything lawfully done and in pursuance of any public or other authority; and by way of confirmation, the Tenant grants to the Landlord all of the Tenant's rights to such damage and covenants to execute and deliver such further instruments of assignment thereof as the Landlord may from time to time request.

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9.  INDEMNIFICATION OF LANDLORD -- LIABILITY  INSURANCE BY TENANT.  Tenant, as a
material part of the consideration to be rendered to Landlord under this Lease, hereby waives all claims against Landlord for damage to goods, wares and merchandise in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time; and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares, and merchandise or any person, arising from the use of the premises by Tenant, or from the failure of Tenant to keep the premises in good condition and repair, as herein provided.

         During the entire term of this Lease, the Tenant shall, at the Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the demised premises and on any sidewalks directly adjacent to the demised premises. The limitation of liability of such insurance shall be not less than Two hundred thousand dollars ($200,000.00) in respect to injury or death of one person, and not less than Five hundred thousand dollars ($500,000.00) in respect to any one accident and not less than Fifty thousand dollars ($50,000.00) in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord and for the mutual and joint benefit and protection of the parties, and such policies of insurance or copies thereof shall be delivered to the Landlord.

10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease, or any interest therein, and shall not sublet the demised premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other person (the agents and servants of Tenant excepted) to occupy or use the demised premises, or any portion thereof, without first obtaining the written consent of Landlord. Consent by Landlord to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to an assignment shall not release the original named Tenant from liability for the continued performance of the terms and provisions on the part of Tenant to be kept and performed, unless Landlord specifically and in writing releases the original named Tenant from said liability. Any assignment or subletting without the prior written consent of Landlord shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Tenant, by operation of Law without the prior written consent of Landlord. Landlord agrees not to unreasonably withhold its consent to any assignment or subletting by Tenant.

11. DEFAULT. Each of the following shall be deemed an "Act of Default" by Tenant and a material breach of the Lease: (a) Tenant shall fail to pay the rental or any other sum payable hereunder for a period of three days after written notice by Landlord; or (b) Tenant shall fail to observe, keep or perform any of the other terms, covenants, agreements or conditions herein that Tenant is obligated to observe or perform for a period of twenty (20) days after written notice by Landlord; or (c) Tenant shall become bankruptcy or insolvent, or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors or take or have taken against Tenant any proceeding of any kind under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy, reorganization of similar act; or (d) A receiver is appointed for a substantial part of the assets of Tenant; or (e) Tenant shall vacate or abandon the premises.


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         In the event the Act of Default specified in the notice provided for in clause (b) above is of such a type that it cannot be cured or corrected within said thirty (30) day period, then Tenant shall not be in default hereunder if it shall commence the correct of such default so specified within said thirty (30) day period and diligently prosecutes the same to completion.

         If Tenant commits an Act of Default hereunder, Landlord, at any time thereafter and without waiving any other rights available to Landlord, at law or in equity, may: (i) If Landlord does not terminate Tenant's right to possession even though Tenant has breached this Lease and/or vacated or abandoned the premises, enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due under this Lease; or (ii) Declare the term hereof ended, re-enter the premises, with or without process of law, and remove all persons therefrom. In this event Tenant shall be liable to Landlord in an amount equal to the "worth at the time of the award" (as said term is defined in Section 1951.2, Subdivision (b) of the Civil Code of California) and the then unpaid rent for the balance of the term of this Lease to the extent it exceeds the amount of any rental toss that Tenant proves could be reasonably avoided.

         The remedies granted to Landlord in the event of an Act of Default by Tenant are nonexclusive of any other legal remedies or rights available in law or equity to Landlord. No act of Landlord shall be deemed an act terminating this Lease or declaring the Lease term ended unless a written notice is served upon Tenant by Landlord expressly setting forth therein that Landlord elects to terminate this Lease or to declare the term ended.

12. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing sub-leases or sub-tenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such sub-leases or sub-tenancies.

13. FREE FROM LIENS. Tenant shall keep the demised premises and the property in which the demised premises are situated free from any liens arising out of any work performed, material furnished, or obligation incurred by Tenant.

14. ABANDONMENT. Tenant shall not vacate or abandon the demised premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender, the demised premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the demised premises shall be deemed to be abandoned at the option of Landlord, except such property as may be mortgaged to Landlord.

15. SUBORDINATION, ATTORNMENT. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the land and building of which the demised premises are a part, and upon any building hereafter placed upon the land of which demised premises are a part, and to all advances made or hereafter to be made upon the security thereof.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the

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demised premises, the Tenant shall at the option of the purchaser, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         Within 10 (ten) days after request therefore by Landlord, or in any event that upon any sale, assignment or hypothecation of the demised premises or the land thereunder by the Landlord, an offset statement shall be required from Tenant, Tenant agrees to deliver in recordable form a certificate addressed to any such proposed mortgagee or purchaser or to the Landlord certifying that this Lease is in full force and effect (if such be the case) and that there are no differences or offsets thereto or stating those claimed by Tenant.

16. NOTICES. Wherever in this Lease it shall be required or permitted that notice and demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified or registered mail, addressed as follows:

TO:      Landlord                           TO:      Tenant

AT:      2932 Wilshire Blvd., #204          AT:      5855 Green Valley Circle #2
         Santa Monica, CA  90403                     Culver City, CA  90230

Either party may change such address by written notice by certified or registered mail to the other.

17. ATTORNEY FEES. Should either party institute legal proceedings against the other arising out of this contract, the prevailing party shall be entitled to reasonable attorney's fees, to be fixed by the court in the said action.

18. SIGNS. Tenant shall not place or maintain or permit to be placed or maintained (and shall promptly remove any that may be placed) (i) any signs or advertising of any kind whatsoever on the exterior of the Building or on any exterior windows of the Building or elsewhere within the Premises so as to be visible from the exterior of the Building, or on the interior walls or partitions, including doorways, of the Premises visible from the elevator lobbies, public hallways or other public areas of the Building, except such numerals and lettering on doorways of the Premises as may be approved and permitted by Landlord (and Landlord shall have the right to specify the size, design, content, materials to be used and location upon said doorways of any such numerals and lettering), and (ii) any awnings or other structure or material or machinery or equipment of any kind whatsoever on the exterior or extending to the exterior of the Building, or on the outside of any interior wall or partition separating the Premises from other portions or areas of the Building.

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19.  REIMBURSEMENT  FOR INCREASES IN REAL ESTATE TAXES AND OPERATING  COSTS.  As
used herein, the term "Base Year" shall mean the calendar year 1999. In the event the building is not in full operation for the entire Base Year, the Operating Expenses for the period of operation and for the portion of the building actually in operation during the Base Year shall be considered in order to determine and project the Operating Expenses for the full Base Year for purposes of this Paragraph 19. For purposes of this lease, the term "Operating Expenses" shall mean the costs and expenses for the operation, management, repair or maintenance of the building and the parking and other common facilities operated or used in conjunction therewith as if the building were fully occupied, and shall include, but not be limited to, the following: real estate taxes and assessments; public liability, rental interruption, and property damage insurance in such amounts as Landlord shall determine from time to time; personal property taxes levied or assessed on personal property of Landlord used in connection with the building or parking or other common facilities; and maintenance and operating charges (including an allowance to Landlord for Landlord's supervision and management) with respect to the building or parking or other common facilities operated or used in connection therewith. Tenant hereby agrees to pay to Landlord as additional rental 9.2 % of any increase in Operating Expenses over those for the Base Year. Commencing on January 1 of the calendar year immediately following the Base Year and on the first day of each month thereafter during the term of this lease. Tenant shall pay to Landlord an estimate of any such increase reasonably anticipated by Landlord at the rate of 1/12th of Tenant's share of such estimated increase. Appropriate adjustment shall be made yearly during the term of this lease based upon a statement to be furnished to Tenant by Landlord following the close of each calendar year after the Base Year. Each such statement shall set forth any increase in Operating Expenses for the particular calendar year in question, and the aggregate of monthly payments by Tenant on account thereof. If such statement reflects any such increase which has not been paid to Landlord by Tenant by means of the monthly payments, then Tenant shall pay the amount of such deficiency within thirty (30) days after the date such statement was mailed to Tenant. If such statement reflects an overpayment by Tenant, then Landlord shall credit Tenant with the amount of such overpayment against the monthly payments thereafter due from Tenant on account of any increase in Operating Expenses. Tenant's obligations pursuant to this Paragraph 19 shall be determined on a non-cumulative basis each calendar year following the Base Year without regard to any amounts paid or payable by Tenant with respect to any other calendar year following the Base Year.

20. PERSONAL PROPERTY TAXES. Tenant shall pay, before delinquency, any and all taxes and assessments on fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

21. QUIET ENJOYMENT. Landlord agrees that Tenant, upon payment of rent, additional rent, and all other sums of money required hereby and the due and punctual performance of all of Tenant's covenants and obligations under this Lease shall have the quiet and undisturbed possession of the Premises.

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22. RULES AND REGULATIONS.  The rules and regulations attached hereto and marked
Exhibit "C", as well as such rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations.

23. HOLDING OVER. Any holding over after the expiration of the term of this lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, cancellable upon thirty (30) days written notice, and at a rental and upon terms and conditions as existed during the last year of the term hereof.

24. PARKING AND COMMON FACILITIES. Landlord covenants that upon completion of the office building an area equal to the common and parking areas as shown in the attached Exhibit "D", which is made a part hereof, shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrance, exits, traffic lanes and the boundaries and locations of such parking area or areas: provided, however, that anything to the contrary notwithstanding contained in this Article 24, said parking area or areas shall at all times be equal or equivalent to that shown on the attached Exhibit "D".

     (a) Prior to the date of Tenant's occupation of the demised premises, Landlord shall cause said common and parking area or areas to be graded, blacktopped, lighted and appropriately marked and landscaped at no expense to Tenant.

     (b) The Landlord shall keep said automobile parking and common areas and pole sign in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof.

25. COMPLIANCE WITH LAWS. Tenant shall, at his sole cost and expense comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said premises, and shall faithfully observe in said use all Municipal ordinances and State and Federal statutes now in force or which shall hereafter be in force. The judgment of any Court of competent jurisdiction, or the admission of Tenant in any action, or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

         Tenant shall not commit, or suffer to be committed, any waste upon the demised premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any Tenant in the building in which the demised premises may be located.

26. SUCCESSORS IN INTEREST. The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

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27. TENANT'S PERFORMANCE.  In the event Tenant shall fail within any time limits which may be provided herein to complete any work or perform any other requirement provided to be performed by Tenant prior to the commencement hereof, or in the event Tenant shall cause a delay in the completion of any work, Landlord shall send Tenant written notice of said default and if said default is not corrected within ten (10) days thereafter, Landlord shall have the option of terminating this Lease by a written notice of termination and upon forwarding of said notice this Lease shall cease and terminate. Landlord shall be entitled to retain as liquidated damages all deposits made hereunder and such improvements as Tenant may have annexed to the realty that cannot be removed without damage thereto.

28. FORCE MAJEURE. If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, in ability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this Article 28 contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

29. PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

30. NONDISCRIMINATION AND NONSEGREGATION. The Tenant herein covenants by and for itself, its successors and assigns, and all persons claiming under or through them, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons, on account of sex, marital status, race, color, religion, creed, national origin, or ancestry, in the leasing, renting, subleasing, transferring, use, occupancy, tenure, or enjoyment of the land and improvements herein leased nor shall the lessee itself, or any person claiming under or through it, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants, or vendees in the land and improvements herein leased.

31. LATE FEE. There. shall be a late fee of ten (10%) percent on all charges due under the Lease (rent, HVAC, etc.) which are received in Landlord's office postmarked more than ten (10) days after the due date.

32. ASSIGNMENT FEE. Pursuant to Paragraph 10 of the Lease, Tenant shall pay Landlord a $350 assignment/subletting fee upon Landlord's consent thereto.

         IN WITNESS WHEREOF, the parties have duly executed this Lease together with the herein referred to Exhibits which are attached hereto, the day and year first above written.

J & C ASSOCIATES I, LLC                     AMERICOMUSA, INC.


By /s/ Steven K. Jones                      /s/ Gary Hogue
  -------------------------                 -----------------------------
       "Landlord"                               "Tenant"
Steven K. Jones                             By: /s/ Gary Hogue
Managing Member                             Its: Chief Operating Officer

2932 Wilshire Blvd., Suite 204, Santa Monica, Calif.  90403
(310) 264-1750 - Fax (310) 264-1756


December 14, 1999


Americomusa, Inc.
5855 Green Valley Circle
Suite 206
Culver City, CA  90230

RE:  Lease Modification Agreement

Gentlemen:

This will confirm our understanding and agreement, concerning that certain lease, dated August 12, 1999, by and between AMERICOMUSA, INC., as Tenant, and J & C ASSOCIATES I, LLC, as Landlord, for those certain premises known as Suite 216, 5855 Green Valley Circle, Culver City, CA, as follows:

1. Some time in January, 2000, your premises shall be enlarged to include Suite 108, 5855 Green Valley Circle, Culver City, CA, comprising 2,938 r.s.f., as shown on Exhibit "A" attached hereto and made a part hereof.

2. Your monthly rent shall increase from $4,600.12 to $8,860.22, effective three (3) business days after the date your additional premises are available for occupancy.

3. Your share of operating expenses per Paragraph 19 shall increase from 9.2% to 16.54%.

4.       Your security deposit shall increase from $4,600.00 to $9,000.00

5.       You agree to accept the new premises in "as is" condition.

6. The existing tenant in Suite 108 is moving to Suite 210 immediately after January 1, 2000 when that space becomes available. You will be notified when Suite 108 is available and agree to occupy the premises and the lease term will commence three (3) business days after written notification.

7.       All other terms and conditions of the lease shall remain the same.

To  signify  your  full  understanding  and  agreement   concerning  this  Lease
Modification Agreement, please sign below and return both copies to us. We will execute and return one copy for your files.

J & C ASSOCIATES I, LLC

                                                AGREED TO AND ACCEPTED
                                                this ____ day of December, 1999

Steven K. Jones                                 AMERICOMUSA, INC.
Managing Partner

                                                By: Authorized Signatory
                                                    ------------------------


                                                By: Authorized Signatory
                                                    ------------------------

                                      -2-